EXHIBIT 10.1
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is executed and entered into as of March 30, 2017 and effective as of the Effective Date, by and among BLONDER TONGUE LABORATORIES, INC., a Delaware corporation ("Parent"), R. L. DRAKE HOLDINGS, LLC, a Delaware limited liability company ("Drake", together with Parent, collectively the "Borrowers"), BLONDER TONGUE FAR EAST, LLC, a Delaware limited liability ("Far East", together with the Borrowers, collectively the "Credit Parties" and each a "Credit Party"), the Lenders party hereto, and STERLING NATIONAL BANK, a national banking association, as administrative and collateral agent (in such capacity, and including its successors and permitted assigns, the "Administrative Agent") for the Lender Parties.
W I T N E S S E T H:
WHEREAS, the Credit Parties, the Lenders and Administrative Agent entered into that certain Loan and Security Agreement dated as of December 28, 2016 (the "Original Loan Agreement", as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), for the purposes and consideration therein expressed;
WHEREAS, Parent has entered into that certain Purchase and Sale Agreement dated as of February 16, 2017 among Parent, as buyer, Olson Technology, Inc., a California corporation, as seller, and the Shareholders identified therein pursuant to which Parent (or a permitted assignee thereof) will acquire certain assets of Olson Technology, Inc. (the "Olson Acquisition"); and
WHEREAS, the Credit Parties, the Lenders and the Administrative Agent desire to amend the Original Loan Agreement as provided herein to permit the Olson Acquisition and for such other purposes described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, in consideration of the loans which may hereafter be made by the Lenders to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I
DEFINITIONS AND REFERENCES
Section 1.1. Terms Defined in the Original Loan Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

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ARTICLE II
AMENDMENTS TO ORIGINAL LOAN AGREEMENT; GRANT
Section 2.1. Amendments to Original Loan Agreement.  Subject to the satisfaction of the conditions precedent set forth in Article III below:
(a) The following defined terms are hereby added to Section 1.1 of the Original Loan Agreement in the proper alphabetical order:
"Olson Acquisition" means the consummation of the transactions pursuant to the Olson Purchase Agreement, which is intended to include the consummation of such transactions by Drake (as contemplated by Section XXII.G of the Olson Purchase Agreement) and the continuing obligations of Parent under the Olson Purchase Agreement, notwithstanding such assignment to Drake.
"Olson Purchase Agreement" means that certain Purchase and Sale Agreement dated as of February 16, 2017 among Parent, as buyer, Olson Technology, Inc., a California corporation, as seller, and the Shareholders identified therein.
"Olson Purchase Agreement Rights" means all rights of any Credit Party to (a) receive any payment under the Olson Purchase Agreement (whether as an adjustment to the purchase price, pursuant to a claim for indemnification, or otherwise), (b) bring any action against any party to the Olson Purchase Agreement, or (c) enforce any remedies under the Olson Purchase Agreement.
(b) The definition of "Permitted EBITDA Add-Back Amount" in Section 1.1 of the Original Loan Agreement is hereby modified by amending and restating clause "(d)" thereof as follows:
"(d)  the amount of any non-cash equity-based expenses of the Parent and its consolidated Subsidiaries during any such period in an amount not exceeding $250,000 at any time, plus"
(c) The definition of "Permitted EBITDA Add-Back Amount" in Section 1.1 of the Original Loan Agreement is hereby modified by modified by deleting the period at the end of clause "(e)" thereof and replacing it with ", plus" and adding the following as a new clause (f) thereof:
"(f)  the amount of any non-cash change in derivatives liability expense of Parent and its consolidated Subsidiaries incurred in connection with embedded components of convertible instruments accounted for in accordance with FASB Accounting Standards Codification Topic 815 (or any successor or similar provision)."

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(d) The definition of "Permitted Investment" in Section 1.1 of the Original Loan Agreement is hereby modified by deleting the word "and" immediately preceding clause "(j)" thereof, deleting the period at the end of clause "(j)" thereof and replacing it with ", and" and adding the following as clause "(k)" thereof:
"(k)   the Olson Acquisition, so long as $450,000 of the purchase price thereof is funded with the proceeds of Subordinated Debt."
(e) Each Credit Party hereby grants to the Administrative Agent for the benefit of Lender Parties, as security for the payment and performance of such Credit Party's Obligations, a continuing security interest, lien and collateral assignment in all of such Credit Party's right, title and interest in and to the Olson Purchase Agreement Rights. Accordingly, Section 5.1 of the Original Loan Agreement is hereby modified by deleting the text "securities and other personal property of any kind (whether held directly or indirectly by such Credit Party)" and replacing it with the text "all Olson Purchase Agreement Rights, securities and other personal property of any kind (whether held directly or indirectly by such Credit Party)".
(f) Article VIII of the Original Loan Agreement is hereby amended by adding the following as a new Section 8.19 thereof:
"Section 8.19. Olson Purchase Agreement Rights.  Credit Parties shall promptly enforce all Olson Purchase Agreement Rights."
(g) Clauses (a) and (b) of Section 9.14 of the Original Loan Agreement are hereby amended and restated as follows:
"(a) The Fixed Charge Coverage Ratio for Parent and its consolidated Subsidiaries for any Fiscal Month of Parent, determined as of the last day of such Fiscal Month, beginning with the Fiscal Month ending January 31, 2017, shall not be less than 1.1 to 1.0.
(b)  The Leverage Ratio for Parent and its consolidated Subsidiaries, for any Fiscal Month of Parent, determined as of the last day of such Fiscal Month, beginning with the Fiscal Month ending January 31, 2017, shall not be more than 2.0 to 1.0."
(h) Article IX of the Original Loan Agreement is hereby amended by adding the following as a new Section 9.20 thereof:
"Section 9.20.  Modifications of Olson Purchase Agreement.  No Credit Party shall amend, modify, supplement, or agree to any waiver of any provision of the Olson Purchase Agreement without the prior written consent of Administrative Agent."

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ARTICLE III
CONDITIONS OF EFFECTIVENESS
Section 3.1. Effective Date.  This Amendment shall become effective as of the date of this Amendment once the following conditions precedent have been satisfied in full (the "Effective Date"):
(a) Administrative Agent shall have received, at Administrative Agent's office, each in form and substance reasonably satisfactory to Administrative Agent:
(i) a duly executed counterpart of this Amendment, executed by the Credit Parties;
(ii) a fully executed copy of the Olson Purchase Agreement, including all exhibits and schedules thereto;
(iii) a duly executed counterpart of the Acknowledgment and Agreement of Junior Agent and Junior Lenders attached hereto as Schedule I, executed by Robert J. Pallé, Carol M. Pallé, Steven L. Shea, and James H. Williams;
(iv) with respect to the Credit Parties, all certificates and documentation satisfactory to the Administrative Agent with respect to any and all necessary and appropriate limited liability company or corporate action, including authorizing resolutions; and
(v) Administrative Agent shall have received UCC searches, tax lien searches and litigation searches in respect of Olson Technology, Inc., each in substance acceptable to Administrative Agent, receipt of which by Administrative Agent is acknowledged; and
(b) Borrowers shall have paid, in immediately available funds, to the Administrative Agent (for the account of the Lenders) an amendment fee in the amount of $15,000.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.1. Representations, Warranties and Additional Covenants of Credit Parties.  In order to induce Administrative Agent and the Lenders to enter into this Amendment, each Credit Party represents and warrants to Administrative Agent and the Lenders that:
(a) The representations and warranties of such Credit Party contained in the Original Loan Agreement are true and correct at and as of the time of the effectiveness hereof; provided, however, those representations and warranties containing a reference to a particular date shall continue to be qualified by reference to such date.
(b) Each Credit Party is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Loan Agreement and the other Loan Documents to which it is a party.  Each Credit Party has duly taken all limited liability company or corporate (as applicable) action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Credit Party hereunder.  The Borrowers are and will continue to be authorized to borrow under the Loan Agreement.

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(c) The execution and delivery by each Credit Party of this Amendment, the performance by such Credit Party of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of Applicable Law, or of the certificate of formation or incorporation, bylaws, operating agreement or other charter documents of such Credit Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Credit Party, or result in the creation of any Lien upon any assets or properties of such Credit Party.  Except for those which have been duly obtained and are in full force and effect, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Credit Party of this Amendment or to consummate the transactions contemplated hereby.
(d) When duly executed and delivered, this Amendment will be a legal and binding instrument and agreement of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.
ARTICLE V
MISCELLANEOUS
Section 5.1. Ratification of Agreement.  The Original Loan Agreement as hereby amended is hereby ratified and confirmed in all respects.  Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.
Section 5.2. Ratification of Guaranty.  Far East hereby:  (i) confirms and agrees that, notwithstanding this Amendment and consummation of the transactions contemplated hereby, the Guaranty Agreement dated as of December 28, 2016 and executed by Far East (the "Far East Guaranty") and all of Far East's covenants, obligations, agreements, waivers and liabilities under the Far East Guaranty continue in full force and effect in accordance with their terms with respect to the obligations guaranteed, as the same may be modified by this Amendment; (ii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in the Far East Guaranty; (iii) reaffirms that Far East's obligations under the Far East Guaranty are separate and distinct from the obligations of any other party under the Loan Agreement (as modified by this Amendment) and the other Loan Documents; and (iv) waives any defense which might arise due to the execution and delivery of this Amendment, and the performance of the terms hereof or of the Loan Agreement (as modified by this Amendment).

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Section 5.3. Survival of Agreements.  All representations, warranties, covenants and agreements of Credit Parties herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Loan Agreement to Administrative Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Credit Party under this Amendment and under the Loan Agreement.
Section 5.4. Loan Documents.  This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.
Section 5.5. Governing Law.  This Amendment shall be construed in accordance with the substantive laws of the State of New York and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws without giving effect to the conflicts of laws principles thereof, but including Sections 5.1401 and 5.1402 of the General Obligations Law.
Section 5.6. Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be duly executed and delivered by facsimile transmission, electronic mail, or other electronic means.
THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Amendment is duly executed and delivered as of the date first above written.
BLONDER TONGUE LABORATORIES, INC., as a Borrower and a Credit Party
By: /s/ Robert J. Pallé
Name: Robert J. Pallé
Title:  Chief Executive Officer
R. L. DRAKE HOLDINGS, LLC, as a Borrower and a Credit Party

By: /s/ Robert J. Pallé
Name: Robert J. Pallé
Title: Manager
BLONDER TONGUE FAR EAST, LLC, as a Guarantor and a Credit Party
By: /s/ Robert J. Pallé
Name: Robert J. Pallé
Title:  Manager

First Amendment to Loan and Security Agreement - Signature Page

STERLING NATIONAL BANK, as Administrative Agent, Swing Lender and Lender
By: /s/ John Dixon
Name: John Dixon
Title: FVP

First Amendment to Loan and Security Agreement - Signature Page

Schedule I
ACKNOWLEDGEMENT AND AGREEMENT OF
JUNIOR AGENT AND JUNIOR LENDERS
March 30, 2017
Reference is hereby made to that certain Subordination Agreement dated as of December 28, 2016, by and among the undersigned and Sterling National Bank (as amended, supplemented or otherwise modified, the "Subordination Agreement"), relating to the Senior Loan Agreement.  Terms used in this Schedule I and not defined herein shall have the meaning given to such terms in the Subordination Agreement.
Reference is also made to that certain First Amendment to Loan and Security Agreement of even date herewith among Borrower, Blonder Tongue Far East, LLC, Senior Agent and Senior Lenders (the "Amendment").
The undersigned hereby (i) acknowledge receipt of the foregoing Amendment; (ii) consent to the terms and execution thereof by Borrower and Blonder Tongue Far East, LLC; (iii) reaffirm their obligations to the Administrative Agent and Senior Lenders pursuant to the terms of the Subordination Agreement; (iv) ratify the Subordination Agreement; (v) confirm that all Junior Debt and the payment and enforcement thereof, including without limitation all Junior Debt advanced to finance a portion of the purchase price under that certain Purchase and Sale Agreement dated as of February 16, 2017 among Parent, as buyer, Olson Technology, Inc., a California corporation, as seller, and the Shareholders identified therein, is and remains subordinated to the prior payment and enforcement of all Senior Debt; (vi) confirm that all Junior Liens are and remain subordinated to all Senior Liens; and (vii) agree that the text "December ___, 2016" in the definition of "Senior Loan Agreement" in Section 1.27 of the Subordinations Agreement is hereby replaced with the text "December 28, 2016" (the "Date Correction").

[signature page follows]

First Amendment to Loan and Security Agreement - Schedule I
(Acknowledgment and Agreement of Junior Agent and Junior Lenders)

  /s/ Robert J. Pallé
Robert J. Pallé, in his capacity as Junior Agent and a Junior Lender

  /s/ Carol M. Pallé
Carol M. Pallé, in her capacity as a Junior Lender

  /s/ Steven L. Shea________________________________
Steven L. Shea, in his capacity as a Junior Lender
  /s/ James H. Williams
James H. Williams, in his capacity as a Junior Lender

First Amendment to Loan and Security Agreement - Schedule I
(Signature Page to Acknowledgment and Agreement of Junior Agent and Junior Lenders)

Acknowledged and agreed with respect to the Date Correction:
STERLING NATIONAL BANK, as Senior Agent

By: John Dixon
Name: John Dixon
Title: FVP

First Amendment to Loan and Security Agreement - Schedule I
(Signature Page to Acknowledgment and Agreement of Junior Agent and Junior Lenders)